INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


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                              HADRO RESOURCES, INC.
                            -------------------------
                (Name of Registrant as Specified in its Charter)

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

                              HADRO RESOURCES, INC.
                          435 Martin Street, Suite 2000
                            Blaine, Washington 98230


                              INFORMATION STATEMENT
                                      Dated
                                October 16, 2002


                                     GENERAL

     This Information Statement is being circulated to the shareholders of Hadro Resources, Inc., a Nevada corporation (the "Company"), in connection with the taking of corporate action without a meeting upon the written consent (the "Written Consent") of the holders of a majority of the outstanding shares of the Company's $0.001 par value common stock (the "Common Stock").

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     As more completely described below, the matters upon which action is proposed to be taken are: (i) to approve an Agreement In Principle dated October 11, 2002 (the "Agreement") among the Company, Petrogen, Inc. ("Petrogen") and the shareholders of Petrogen, the related conversion of any proposed loans to equity interest by the Company in Petrogen, and the resulting change in control of the Company upon the completion of the Agreement; (ii) to approve an amendment to the Articles of Incorporation to effectuate a name change of the Company to "Petrogen Corp." upon the completion of the Agreement; (iii) to approve the sale of substantially all of the remaining assets of the Company consequent upon the completion of the Agreement (the proposed "Sale and Purchase"); (iv) to authorize the Board of Directors to effect a reverse stock split of one-for-twenty (the "Reverse Stock Split") of the Company's outstanding Common Stock, depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and its shareholders; (v) to approve a stock option plan for key personnel of the Company (the "Stock Option Plan"); and (vi) to ratify the selection of LaBonte & Co. as the Company's independent public accountants for the fiscal year ending December 31, 2002.

     The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is November 29, 2002, at 10:00 a.m. (Pacific Time) at 435 Martin Street, Suite 2000, Blaine, Washington 98230.

     This information statement is being first sent or given to security holders on approximately November 5, 2002.


                       VOTING SECURITIES AND VOTE REQUIRED

     On October 9, 2002, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statement and a shareholders' consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

     There are currently 22,431,693 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The Written Consent of ten (10) or less shareholders of the Company holding at least 11,215,847 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give Written Consent is October 9, 2002 (the "Record Date").

     The matters upon which action is proposed to be taken are: (i) the approval of the Agreement among the Company, Petrogen and the shareholders of Petrogen, the related conversion of any loan to equity interest by the Company in Petrogen, and the resulting change in control of the Company upon the completion of the Agreement; (ii) the approval of an amendment to the Articles of Incorporation to effectuate a name change of the Company to "Petrogen Corp." upon the completion of the Agreement; (iii) the approval of the proposed Sale and Purchase of substantially all of the remaining assets of the Company consequent upon the completion of the Agreement; (iv) the approval of the Reverse Stock Split; (v) the approval of the adoption of the Stock Option Plan for key personnel; and (vi) the ratification of the selection of LaBonte & Co. as the Company's independent public accountants for the fiscal year ending December 31, 2002.

     The cost of this Information Statement, consisting of printing, handling and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

     As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company
-------------------        ---              -------------------------------

Grant Atkins               42               Director and President/Secretary
                                            and Treasurer

     GRANT ATKINS has been the President, Secretary, Treasurer and a Director of the Company since December 14, 2000. For the past six years Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and 1999 Mr. Atkins was a consultant through the private management consulting companies of TriStar Financial Services, Inc. and Investor Communications International, Inc. Mr. Atkins is also a member of the board of directors of Intergold Corporation, a publicly traded corporation formerly engaged in the exploration of gold and silver, a member of the board of directors and the president of Vega-Atlantic Corporation, a publicly traded corporation engaged in the worldwide exploration of oil and gas, gold and other precious metals, and a member of the board of directors of GeneMax Corp., a publicly traded corporation.

     For further information concerning the officers and directors of the Company, please see "DIRECTORS OF THE COMPANY - Information Concerning Nominees."

AUDIT COMMITTEE

     As of the date of this Information Statement the Company has not appointed members to an audit committee. As of the date of this Information Statement no audit committee exists. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

     After the appointment of additional directors of the Company consequent upon completion of the Agreement, the Company intends to establish an audit committee. When established, the audit committee will be comprised of at least two disinterested members. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be: (i) to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) to review and appraise the audit efforts of the Company's independent accountants; (iii) to evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) to oversee management's establishment and enforcement of financial policies and business practices; and (v) to provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principal independent accountant's independence. The Board of Directors considered whether the Company's principal independent accountant was independent, and concluded that the auditor for the previous fiscal year ended December 31, 2001 was independent.

AUDIT FEES

     During fiscal year ended December 31, 2001, the Company incurred approximately $13,696 in fees to its principal independent accountant for professional services rendered in connection with preparation and audit of the Company's financial statements for fiscal year ended December 31, 2002 and for the review of the Company's financial statements for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal year ended December 31, 2001, the Company did not incur any fees for professional services rendered by its principal independent accountant for certain information technology services which may include, but is not limited to, operating or supervising or managing the Company's information or local area network or designing or implementing a hardware or software system that aggregate source data underlying the financial statements.

ALL OTHER FEES

     During fiscal year ended December 31, 2001, the Company did not incur any other fees for professional services rendered by its principal independent accountant for all other non-audit services which may include, but is not limited to, tax-related services, actuarial services or valuation services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

CLASS OF STOCK    NAME                      AMOUNT AND NATURE OF       PERCENT
                                            BENEFICIAL OWNERSHIP    OF OWNERSHIP
--------------------------------------------------------------------------------
                                                          (1)
Common Stock      TriStar Financial               6,015,211             26.82%
                    Services, Inc.
                  435 Martin Street
                  Suite 2000
                  Blaine, Washington 98230

                                                          (1)
Common Stock      Investor Communications         5,787,517             25.80%
                    International, Inc.
                  435 Martin Street
                  Suite 2000
                  Blaine, Washington 98230

                                                          (1)
Common Stock      Alexander Cox                   2,177,300              9.71%
                  755 Burrard Street
                  Suite 428
                  Vancouver, British Columbia
                  Canada V6Z 1X6

                                                          (1)
Common Stock      U.S. Oil & Gas                  2,000,000              8.92%
                    Resources, Inc.
                  1055 Dunsmuir Street
                  Vancouver, British Columbia
                  Canada V7X 1G4

                                                          (1)
Common Stock      All officers and directors        250,000              0.01%
                  as a group (1 person)
--------------------------------------------------------------------------------
(1)
   These are restricted shares of common stock.

     In the event the Agreement is consummated, the Company will issue to the shareholders of Petrogen an approximate aggregate of 7,000,000 shares of its restricted common stock (assuming completion of the Reverse Stock Split). This will result in a change of control of the Company. See "APPROVAL OF THE AGREEMENT, RELATED CONVERSION OF LOAN TO EQUITY INTEREST BY THE COMPANY IN PETROGEN AND RESULTING CHANGE IN CONTROL OF THE COMPANY - Proposed Acquisition of Petrogen, Inc.".

                             EXECUTIVE COMPENSATION

     As of the date of this Information Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers as the Company is only in the exploration and development stage and has not yet realized substantial revenues from business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

     Grant Atkins, the President and a director of the Company, derives remuneration from the Company indirectly through Investor Communications International, Inc. ("ICI"), which provides a wide range of financial, consulting, administrative, investor relations and oil and gas management services to the Company on a month-to-month basis as needed.

     During the six-month period ended June 30, 2002, the Company incurred indebtedness of $291,940 to ICI for services rendered. Together with other prior unpaid fees and advances, the amount due and owing ICI as of June 30, 2002 was an aggregate principal amount of $478,430, which accrues interest at 10% per annum, and aggregate interest in the amount of $32,245. Therefore, the Company and ICI entered into a settlement agreement dated September 23, 2002 (the "Settlement Agreement"). Pursuant to the terms of the Settlement Agreement, (i) the Company agreed to settle an aggregate debt of $523,103 due and owing ICI as of September 23, 2002, including accrued interest, by the issuance of 4,787,517 shares of its restricted common stock at the rate of $0.109 per share (which is the average of the open and close price of the Company's Common Stock trading on the OTC Bulletin Board on September 23, 2002); and (ii) ICI agreed to accept the issuance of the 4,787,517 shares of restricted common stock as settlement and full satisfaction of the aggregate debt due and owing it. During the six-month period ended June 30, 2002, Grant Atkins received an aggregate of $3,500.00 from ICI for services provided to the Company.

     In the event the Agreement is consummated, it is anticipated that the Company and ICI will enter into a consulting services agreement (the "Consulting Services Agreement"). Pursuant to the terms and provisions of the proposed Consulting Services Agreement, ICI will provide to the Company such finance-related services as may be determined by the Board of Directors, from time to time, and in its sole and absolute discretion, For further discussion of the Agreement, see "APPROVAL OF THE AGREEMENT, RELATED CONVERSION OF LOAN TO EQUITY INTEREST BY THE COMPANY IN PETROGEN AND RESULTING CHANGE IN CONTROL OF THE COMPANY - Proposed Acquisition of Petrogen, Inc."

     Pursuant to further terms and provisions of the proposed Consulting Services Agreement, the resulting Company is expected (i) to pay to ICI a monthly fee of $10,000 for such consulting services provided; and (ii) to grant to ICI or its designates stock options or incentive stock options for the collective purchase of no less than an aggregate of up to 1,000,000 shares of Common Stock of the Company, which incentive stock options or stock options will be exercisable for a period of at least three (3) years from the date of granting at such minimum exercise price(s) as may be determined at such date(s) of granting.

                              CERTAIN TRANSACTIONS

     With the exception of the current contractual relations between the Company and ICI, and as of the date of this Information Statement, the Company has not entered into any other contractual arrangements with related parties. With the exception of the proposed contractual relations with ICI, there is not any other currently proposed transaction, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer five percent (5%) shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts are intended to be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent (10%) of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2001 and during the six-month period ended June 30, 2002.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     With the exception of the current director of the Company, and as of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer of the Company, that oppose any action to be taken by the Company.

                  APPROVAL OF THE AGREEMENT, RELATED CONVERSION
                    OF LOAN TO EQUITY INTEREST BY THE COMPANY
                       IN PETROGEN AND RESULTING CHANGE IN
                             CONTROL OF THE COMPANY

PROPOSED ACQUISITION OF PETROGEN, INC.

     Agreement

     The Board of Directors of the Company, at a special meeting, approved the execution of the Agreement among the Company, Petrogen, a Colorado corporation, and the shareholders of Petrogen. It is anticipated that the Agreement will become effective and the acquisition of Petrogen will be consummated on or before approximately December 31, 2002.

     Petrogen is an energy company specializing in the development of domestic energy. Petrogen has operations based in Houston, Texas, and is committed to developing into a leading independent oil and gas competitor through systematically expanding operations, increasing yearly revenues and booking new reserves. In accordance with the terms of the Agreement, it has been agreed, subject to normal due diligence, formal agreement and board or director and shareholder ratification conditions precedent, that (i) Petrogen will become a wholly-owned subsidiary of the Company and its business operations will be in oil and gas exploration and development; (ii) the Company will change its name to "Petrogen Corp." and its trading symbol; (iii) the Company will sell substantially all of its remaining assets consequent upon the completion of the Acquisition; and (iv) the Company will adopt and implement a stock option plan for key personnel of the Company, subject to approval by the shareholders of the Company. See "APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE A NAME CHANGE OF THE COMPANY TO "PETROGEN CORP.", "APPOVAL OF THE SALE AND PURCHASE" and "APPROVAL OF THE STOCK OPTION PLAN".

     Pursuant to the terms of the Agreement, the Company will acquire from all of the shareholders of Petrogen one hundred percent (100%) of the issued and outstanding shares of common stock of Petrogen in exchange for issuance to the shareholders of Petrogen (the "Petrogen Shareholders") of 7,000,000 shares of the Company's restricted Common Stock, assuming the Reverse Stock Split is effectuated. The Company and Petrogen desire to provide for and maintain an orderly trading market and stable price for the Company's shares of Common Stock. It is anticipated that the Company and certain Petrogen Shareholders, representing an aggregate of 7,000,000 shares of Common Stock (collectively, the "Pooled Shares"), will enter into a voluntary pooling agreement (the "Pooling Agreement") consequent upon the completion of the Agreement. Pursuant to the proposed terms and provisions of the Pooling Agreement, the Pooled Shares will not be traded and become available for trading and released and sold in the following manner: (i) an initial ten percent (10%) of the Pooled Shares will be released to the pooled shareholders on the date which is one calendar year from the closing date of the Agreement (the "First Release Date"); and (ii) a further ten percent (10%) will be released to the pooled shareholders on each of the dates which are every three (3) calendar months from the First Release Date in accordance with each pooled shareholder's respective shareholdings. In the event the Agreement is consummated and the Company issues 7,000,000 shares of its restricted common stock (after the Reverse Stock Split is effectuated), there will be a change in control of the Company.

     In conjunction with the terms and conditions of the Agreement, the Company's resulting business upon consummation of the Agreement will be comprised of a one hundred percent (100%) registered and beneficial working interest in and to all of Petrogen's business assets at that time, which shall include all of the then business assets of Petrogen's affiliated company, Petrogen International Corporation ("Petrogen Corporation"). Petrogen Corporation shall retain, at all times, a ten percent (10%) net revenue (carried) interest in and to such business assets together with the right, as operator in respect of such business assets, to charge an administrative fee of ten percent (10%) of project costs for all development expenditures incurred in connection therewith. Development expenditures are defined as those costs incurred in the normal course of business in the oil and gas industries, which would include, but are not limited to, the costs incurred in the processes of exploring upon and/or developing oil and gas leases, operations and administrative expenses, work over expenses, recompletion and completion expenses, specialists and consultants fees, environmental protection costs, clean-up costs, etc.

     Secured and Convertible Loan Agreement

     As a condition to entering into and in accordance with the Agreement, the Company has agreed to advance to Petrogen the aggregate principal sum of not less than $250,000 within five (5) business days of raising of a minimum of $250,000 pursuant to a private placement offering of the Company's shares of Common Stock at $1.00 per share post-Reverse Stock Split (or $0.05 per share pre-Reverse Stock Split) on a reasonable commercial efforts basis. In accordance with any loan made to Petrogen any principal sum loan amount will bear interest accruing at the rate of ten percent (10%) per annum, and any such principal sum loan amount will be secured pursuant to a senior fixed and floating charge on all of the assets of Petrogen (the "Loan Agreement").

     Pursuant to the proposed terms and provisions of the proposed Loan Agreement, it is anticipated that the aggregate principal loan sum amount will be repaid to the Company on or before the day which is ninety (90) calendar days from the earlier of one (1) year from the execution date of the Loan Agreement or the date upon which the Company's proposed purchase of all of the issued and outstanding shares of Petrogen under the terms of the Agreement terminates for any reason whatsoever (the "Final Payment Date"). It is also anticipated that Petrogen will have the right to prepay and redeem any portion of the aggregate principal loan sum amount and accrued interest due and owing to the Company in whole or in part prior to the Final Payment Date by providing the Company with no less than thirty (30) calendar day's prior written notice (the "Right of Redemption").

     Subject to Petrogen's Right of Redemption, and should the Agreement terminate for any reason prior to closing, the terms and provisions of the proposed Loan Agreement are expected to provide the Company with the right, in its sole and absolute discretion, to elect to convert the aggregate principal loan sum amount and accrued interest due and owing the Company into shares of common stock representing a participating and voting interest in and to Petrogen.

     The Company and Petrogen have agreed, that as a pre-condition to closing such acquisition and the consummation of the Agreement, both parties may conduct, to their satisfaction, due diligence which may include, but is not limited to, financial statements, inventory of assets and liabilities, confirmation that each party has complied with all regulatory filings and receipt of necessary approvals regarding the transaction.

PETROGEN, INC. - Corporate Profile

     Petrogen Inc. is an emerging energy company specializing in the development of domestic energy. Petrogen has operations based in Houston, Texas, and is committed to developing into a leading independent oil and gas competitor through systematically expanding operations, increasing yearly revenues and consistently booking new reserves without risking the stability of operations or shareholder value.

     During the past year, management of the Company believes that Petrogen has assembled a group of highly qualified professionals from the oil and gas industry who possess major international energy company and independent operator expertise. This team of professionals has an acute understanding in assessing highly viable prospect opportunities and the ability to negotiate favorable project agreements that present high possible upside potential to the Company. Management of the Company believes that Petrogen has acquired, to date, net reserves of 23.5 billion cubic feet gas (BCFG) and 935,000 barrels of oil (BO) of proven developed non-producing (PDNP) and proven undeveloped (PUD) reserves. Additional probable reserves are estimated to be 28.9 BCFG and 985,000 BO.

     Petrogen's immediate efforts are focused on placing the numerous shut-in gas wells located on its properties in the states of Texas, Mississippi and Wyoming back into production, and to immediately implement additional development operations on these same properties with the commencement of drilling new wells into proven undeveloped reserves.

     Petrogen is also currently working in collaboration to complete the acquisition of four additional property opportunities that fall within the same criteria of providing Petrogen with immediate proven developed revenue stream potential and undeveloped reserve upside. Petrogen plans to commence a major development initiative upon its Texas Gulf Coast property, Hawes Field, in the spring of 2003, under which planned drilling of several new wells to place back into production a gross natural gas reserve of 12.8 BCFG.

     Petrogen plans to continue building and increasing a strategic base of proven reserves and production opportunities that represent outstanding growth opportunity for the company and its stakeholders over the immediate, near and long term.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the Agreement, the Board of Directors of the Company believes that consummation of the Agreement would be fair to and in the best interests of the Company and its shareholders. The Board of Directors recommends approval of the Agreement and the related conversion of any loan to an equity interest by the Company in Petrogen and each of the resolutions with respect thereto as set forth in Exhibit A hereto.

                     APPROVAL OF A PROPOSED AMENDMENT TO THE
                ARTICLES OF INCORPORATION TO EFFECTUATE A CHANGE
                   IN NAME OF THE COMPANY TO "PETROGEN CORP."

NAME CHANGE

     Due to the proposed acquisition of Petrogen and its assets, the Board of Directors has determined that it will be in the best interests of the Company and its shareholders to change the name of the Company from Hadro Resources, Inc. to Petrogen Corp. upon the completion of the Agreement. See " - Prior Operational History" below. The objective of the change in corporate name is to more accurately reflect the proposed business activities of the Company in its name (based upon the acquisition by the Company of Petrogen). The Company believes that the name change will better communicate the Company's emergence as an energy company arising out of the immediate opportunities for the development of domestic energy.

     The Board of Directors approved a resolution to amend the Certificate of Incorporation on October 15, 2002 to change the Company's name to Petrogen Corp., subject to shareholder approval. By approving this proposal the shareholders will authorize the Board of Directors to amend the Company's Articles of Incorporation accordingly, attached as Exhibit B. The amendment embodies Article I changing the text to:

     "The name of the corporation (hereinafter called the "Corporation") is Petrogen Corp."

     After the name change it is anticipated that the Company's trading symbol for the Bulletin Board and BBX will be changed from HDRS. After the name change it is anticipated that the Company's trading symbol for the Frankfurt Stock Exchange will be changed from HD1.

     Management expects formal implementation of the name change with the Nevada Secretary of State to be completed as soon as practicable after the effective date of the shareholders' resolution and the completion of the Agreement.

PRIOR OPERATIONAL HISTORY

     U.S. Oil & Gas Resources, Inc.

     The Purchase Agreement. On May 31, 2001, the Company, U.S. Oil & Gas Resources, Inc., a corporation organized under the laws of British Columbia, Canada (U.S. Oil & Gas"), and Oakhills Energy, Inc., Thor Energy, Inc. and O.J. Oil & Gas, Inc., corporations organized under the laws of the State of Oklahoma and the wholly-owned subsidiaries of U.S. Oil & Gas (the "Subsidiaries"), entered into a share purchase and sale agreement (the "Purchase Agreement"). On August 29, 2001, the Purchase Agreement was consummated resulting in the acquisition of the Subsidiaries by the Company from U.S. Oil & Gas. In accordance with the terms of the Purchase Agreement, the Company (i) issued to U.S. Oil & Gas 10,000,000 shares of its restricted Common Stock as consideration for the acquisition of the Subsidiaries; (ii) assumed a loan on behalf of U.S. Oil & Gas of approximately $78,203; and (iii) issued an additional 500,000 shares of its restricted Common Stock as a finder's fee.

     Subsequently, management of the Company engaged in an analysis of the existing corporate structure of the Subsidiaries and operations planning. Management believed that the corporate consolidation of the Subsidiaries into one operating entity would streamline existing operations, provide for the restructure of existing debt of U.S. Oil & Gas and establish operating lines of credit. Effective December 31, 2001, a Certificate of Merger was issued by the Nevada Secretary of State pursuant to which two of the Subsidiaries, Thor Energy Inc. and O.J. Oil & Gas Inc., were merged into the third and surviving subsidiary, Oakhills Energy Inc. As of the date of this Information Statement, the Subsidiaries now operate as one entity, and the Company has one wholly-owned subsidiary, Oakhills Energy Inc.

     The Share Redemption Agreement. After detailed review of all leases, wells and assets the Company engaged in negotiations with U.S. Oil & Gas regarding the sale by the Company to U.S. Oil & Gas of twenty-eight (28) oil and gas properties in combination with the redemption of 8,000,000 shares of the 10,000,000 shares of restricted Common Stock previously issued by the Company to U.S. Oil & Gas pursuant to the terms of the Purchase Agreement.

     On January 1, 2002, effective March 22, 2002, the Company and U.S. Oil & Gas entered into a share redemption and asset sale agreement (the "Share Redemption Agreement"). The Share Redemption Agreement was consummated in conjunction with the Company's initiative to divest itself of properties deemed by the Company's management to represent higher risk to obtain desired production for the anticipated well capital costs required. In accordance with the terms of the Share Redemption Agreement, (i) the Company sold to U.S. Oil & Gas certain oil and gas properties previously acquired pursuant to the terms of the Purchase Agreement that did not form part of the Company's overall development strategy; (ii) the Company continues to own one hundred percent (100%) of Oakhills Energy, Inc. that provides necessary oil and gas management and operating infrastructure for further acquisitions and projects; (iii) the Company owns a one hundred percent (100%) interest in the Comanche, Neida Cassel, Lone Wolf, Jolly and Ingle oil and gas properties held by Oakhills Energy, Inc. that provides the majority of existing revenues to Oakhills Energy, Inc.; (iv) U.S. Oil & Gas returned to the Company 8,000,000 shares of the 10,000,000 shares of restricted Common Stock previously issued to U.S. Oil & Gas pursuant to the terms of the Purchase Agreement; (v) the 400,000 shares of restricted Common Stock issued as a finders' fee pursuant to the Purchase Agreement were returned to the Company; (vi) U.S. Oil & Gas granted to the Company an option to acquire from U.S. Oil & Gas 1,500,000 of the remaining 2,000,000 shares of restricted Common Stock (1,000,000 shares at a price of $0.75 per share exercisable in whole or in part until December 31, 2002 and 500,000 shares at a price of $1.25 per share exercisable in whole or in part until June 30, 2004 (the "Option Term(s)"); (vii) U. S. Oil & Gas agreed that upon expiration of either Option Term any unexercised shares would be subject to a monthly trading maximum equal to the lesser of 50,000 shares or $200,000 of proceeds; and (viii) U.S. Oil & Gas agreed that the balance of 500,000 shares of the remaining 2,000,000 shares will be used by U.S. Oil & Gas to acquire interests in future oil and gas properties acquired by the Company.

     As of the date of this Information Statement, the Company's wholly-owned subsidiary, Oakhills Energy, Inc., retains certain oil and gas leases, including four (4) producing and one shut-in well, all located within the State of Oklahoma. The Board of Directors has determined that it is in the best interests of the Company and its shareholders to sell its subsidiary. See "APPROVAL OF THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY, WHICH INCLUDES APPROVAL OF THE SALE AND PURCHASE".

     Rubicon Oil & Gas, Inc.

     On March 15, 2002, the Company and Rubicon Oil & Gas, Inc. ("Rubicon") entered into a letter of intent (the "Letter of Intent"), pursuant to which the Company would purchase certain interests in certain oil and gas leases held by Rubicon, which are located in six (6) separate prospects in the Uinta Basin of Utah and the Douglas Creek Arch area in Colorado (the "Prospects"). In accordance with the terms of the Letter of Intent the Company would (i) acquire approximately seventy-five percent (75%) of Rubicon's working interests in certain oil and gas leases (which range from 21% to 100% in gross acreage in excess of 16,000 acres and net acreage in excess of 7,000 acres); (ii) issue 500,000 shares of its restricted Common Stock to Rubicon, plus $500,000 in cash; and (iii) invest $2,000,000 in property development expenditures before December 31, 2002, carrying Rubicon for its minority interest until the completion of the first $2,000,000 in property development expenditures.

     As of the date of this Information Statement, the Company has completed its due diligence. Management of the Company determined that such due diligence conducted indicated higher than anticipated project costs, which caused disagreement among the parties regarding the original terms for the sale. As a result, the Company has terminated its negotiations with Rubicon.

     Leasehold Interests

     During June 1999, the Company entered into an assignment agreement with Ibis Petroleum, Inc. ("Ibis") whereby Ibis sold, assigned, transferred and conveyed all of its right, title and interest in and to a total of thirty-five
(35) oil and gas leases located in the Hadrosaurus Area of Union County, New Mexico to the Company (the "Leasehold Interests").

     As of the date of this Information Statement, management of the Company has not renewed the Leasehold Interests nor has it carried out any exploration activities on the Leasehold Interests. The Company has conducted ongoing due diligence regarding the Leasehold Interests, and has deemed that exploration initiatives represent higher degrees of risk than the Company's management currently wishes to participate. As a result, management is concentrating on obtaining producing assets and exploration initiatives that are deemed by management as lower in risk. As of December 31, 2001, the Company decided not to renew any of the leases, and all remaining leases will terminate during 2002.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the proposed change in corporate name, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to change the Company's name to "Petrogen Corp.". The Board of Directors recommends approval of the amendment to the Articles of Incorporation of the Company to effectuate a name change of the Company to "Petrogen Corp." and each of the resolutions with respect thereto set forth in Exhibit A hereto.

            APPROVAL OF THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS, WHICH INCLUDES APPROVAL OF THE PROPOSED SALE AND PURCHASE

     The Board of Directors of the Company, at a special meeting, authorized the sale of substantially all of the assets of the Company and approved the execution of any sale and purchase agreement (collectively, the proposed "Sale and Purchase") providing for the sale by the Company of up to all of the issued and outstanding shares of common stock of Oakhills Energy, Inc., the Company's wholly-owned subsidiary ("Oakhills"), held by the Company.

     The Sale and Purchase. The proposed Sale and Purchase is expected to provide for the sale by the Company to an arm's length third party purchaser of all of the issued and outstanding shares of common stock of Oakhills held by the Company. The proposed Sale and Purchase is also expected to provide that the proposed purchaser thereof (i) will agree to recognize certain liabilities of Oakhills; and (ii) will assume all of right, title and interest in and to certain oil and gas leases, including four (4) producing and one shut-in well, all located within the State of Oklahoma, less any oil and gas leases sold in the interim period before such sale.

     It is also expected that the proposed Sale and Purchase will contain various customary representations and warranties made by the Company and the proposed purchaser. These are expected to include, among other things, representations and warranties relating to (i) the execution and enforceability of the Sale and Purchase; (ii) the financial statements and other financial and related information; (iii) the absence of certain undisclosed liabilities; (iv) the absence of undisclosed material changes relating to Oakhills; (v) matters regarding interests in oil and gas leases; and (vi) title to and absence of liens on certain assets.

     It is presently expected that the proposed Sale and Purchase will complete at the later of December 31, 2002, after the approval by the shareholders of the proposed Sale and Purchase is received and at completion of the Agreement.

     Effect of Sale of Assets on the Company. Following the consummation of the proposed Sale and Purchase, the Company expects to have no substantial assets, after taking into account its fixed assets and accounts receivable, if any, together with its then pending or completed Acquisition, as the case may be. There can be no assurance that any further assets will be realized. Following the consummation of the proposed Sale and Purchase, and excluding the value of the proposed Agreement, the Company expects to have approximately $161,000 in liabilities, after taking into account its accounts payable and accrued liabilities.

     As the proposed Sale and Purchase involves the sale of assets of the Company for cash, the shareholders of the Company will retain their equity interests in the Company following the consummation of the proposed Sale and Purchase.

     Background of Sale of Assets; Fairness of Transaction; Recommendation of Board of Directors. The Board of Directors have agreed to enter into a proposed Sale and Purchase principally because of its analysis of the existing corporate structure of the Company and its subsidiary. Management of the Company has determined that the Company's financial condition was declining as a result of the operational activities of its wholly-owned subsidiary, Oakhills, and the resulting inability of the Company to borrow or raise funds for subsidiary operations that would be required for its working capital and capital expenditures for the remainder of 2002.

     The Board of Directors thus determined that a proposed Sale and Purchase offered the best alternative for the Company. In reaching its determination, the Board of Directors reviewed the essential terms of the proposed Sale and Purchase and related matters, as well as the possible future direction of the Company, including the proposed acquisition of Petrogen. The Board of Directors believes that the sale of its wholly-owned subsidiary, Oakhills, would allow the Company to streamline existing operations, provide for the acquisition of Petrogen. Management of the Company based its decision on certain factors including, but not limited to: (i) an extensive investigation and analysis of the current production capabilities of the assets of Oakhills, including the shut-in wells, including the four (4) producing and one shut-in well; (ii) a determination of the required capital for operations; (iii) the performance of a revenue and operating cost analysis of the producing wells; (iv) assignment of asset values to the land on which the wells are located to determine future operational cash requirements; and (v) levels of subsidiary debt.

     The Board of Directors also took into account, among other factors, the various other possible transactions, and the following additional factors:

     1. The terms of any proposed Sale and Purchase Agreement, including the payment of Oakhills's ongoing expenses.

     2. The financial risks of the proposed Sale and Purchase not being consummated and the risk that there would be no opportunity to successfully raise additional capital either through private sales or from advances.

     3. An analysis of the financial effects on the Company of the proposed Sale and Purchase being consummated. In this regard, the Board of Directors took into account the Consolidated Financial Statements, included as exhibit B in this Information Statement, which may reduce the net loss of the Company.

     4. The recent market prices for the Common Stock of the Company.

     5. The ongoing operating losses of the Company and the substantial legal, accounting and other costs that would be incurred if the Company were to continue its business operations.

     Based on the foregoing, the Board of Directors believed that the sale of substantially all of its assets through the proposed Sale and Purchase at this time would be fair to and in the best interests of the Company and its shareholders. In view of the wide variety of factors considered in connection with its evaluation of the proposed Sale and Purchase, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

     Federal Income Tax Consequence of the proposed Sale and Purchase. Any proposed Sale and Purchase transaction will be a taxable transaction to the Company resulting in a net loss for tax purposes measured by the difference between the amount realized on the sale of the assets and the Company's tax basis in the assets. Shareholders of the Company will experience no direct federal income tax consequences as a result of the consummation of the proposed Sale and Purchase. The foregoing constitutes only a general description of the federal income tax consequences.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the proposed Sale and Purchase, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to consummate any proposed Sale and Purchase. The Board of Directors recommends approval of the sale of substantially all of its assets and any proposed Sale and Purchase, and each of the resolutions with respect thereto set forth in Exhibit A hereto.

            AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY
              TO EFFECTUATE A REVERSE STOCK SPLIT OF ONE-FOR-TWENTY
                     OF THE COMPANY'S ISSUED AND OUTSTANDING
                             SHARES OF COMMON STOCK

REVERSE STOCK SPLIT

     The Board of Directors of the Company, at a special meeting, authorized and approved, subject to shareholder approval, a Reverse Stock Split of one-for-twenty of the Company's issued and outstanding shares of Common Stock. The Reverse Stock Split may be effectuated by the Board depending on market conditions. The intent of the Reverse Stock Split is to increase the marketability and liquidity of the Company's Common Stock.

     If the Reverse Stock Split is approved by the shareholders pursuant to the execution of the Written Consent of shareholders, it will be effected only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and the shareholders. In the Board's judgment the Reverse Stock Split would result in the greatest marketability and liquidity of the Common Stock, based upon prevailing market conditions, the proposed public offering described below, on the likely effect on the market price of the Common Stock and other relevant factors.

     If approved by the shareholders pursuant to the Written Consent of hareholders, the Reverse Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors on or about December 5, 2002, upon filing the appropriate documentation with NASDAQ. If no Reverse Stock Split is effected by December 31, the Board of Directors will take action to abandon the Reverse Stock Split without further shareholder action. The procedures for consummation of the Reverse Stock Split are attached hereto as Exhibit B.

     Purposes And Effects Of The Reverse Stock Split

     Consummation of the Reverse Stock Split will alter the number of authorized shares of Common Stock, which will be reduced to 1,121,585 shares.

     The Common Stock is listed for trading on the OTC Bulletin Board under the symbol "HDRS" and on the Frankfurt Stock Exchange under the symbol "HD1". On the Record Date the reported closing price of the Common Stock on the OTC Bulletin Board was $0.14 per share. The Company intends to use its best efforts in the future to cause its shares of common stock to be approved for trading on the NASDAQ SmallCap Market (the "SmallCap Market") or other more senior exchange. The Company currently does not qualify for admission to the SmallCap Market because its per-share price of $0.15 (as of the close of trading on October 15, 2002) is below the $3.00 level required for admission to the SmallCap Market. Further, the Company's net tangible assets and shareholders' equity are below the minimum requirements of $4,000,000 and $2,000,000, respectively, for inclusion on the SmallCap Market. Management believes that, based on future generation of revenues and offerings of Common Stock, the Company may eventually meet the net tangible assets requirement imposed by the SmallCap Market and the shareholder equity requirement imposed by the SmallCap Market. Management intends to effect a Reverse Stock Split at a level of one-to-twenty which it believes is sufficient to enable the Company in the future to meet such requirements for admission into the SmallCap Market or other more senior exchange. The Board of Directors believes that a Reverse Stock Split will help result in attaining both of its goals of achieving a per-share price in excess of $3.00 and increasing the marketability and liquidity of the Company's Common Stock.

     Additionally, the Board believes that the current per-share price of the Common Stock has limited the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

     On the Record Date, the number of record holders of the common stock was 55 and the number of beneficial holders of common stock was estimated to be approximately 400. The Company does not anticipate that any Reverse Stock Split will result in a significant reduction in the number of such holders, and does not currently intend to effect any Reverse Stock Split that would result in a reduction in the number of holders large enough to jeopardize listing of the Common Stock on the SmallCap Market or the Company's being subject to the periodic reporting requirements of the Securities and Exchange Commission.

     The Reverse Stock Split would have the following effects upon the number of shares of Common Stock outstanding (22,431,693 shares as of the Record Date) and no effect upon the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Common Stock are issued by the Company after the Record Date and that the Reverse Stock Split is effected and without taking into account any increase in the number of outstanding shares resulting from the exercise of outstanding options and warrants). The Common Stock will continue to be $0.001 par value Common Stock following any Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. The following example is intended for illustrative purposes.

     Reverse Stock               Common Stock            Authorized and
         Split                   Outstanding          Unissued Common Stock
         -----                   -----------          ---------------------

        1 for 20                  1,121,585                100,000,000

     At the Effective Date each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock, $0.001 par value per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. No certificates representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional share interest each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will in lieu receive one full share upon surrender of certificates formerly representing Old Common Stock held by such holder equal to or greater than 0.5 fractional share interest.

     Federal Income Tax Consequences of the Reverse Stock Split

     The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

     1. The Reverse Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.

     2. No gain or loss will be recognized by the Company in connection with the Reverse Stock Split.

     3. No gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock.

     4. The aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore.

     5. The holding period of the shares of New Common Stock to be received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of Old Common Stock surrendered in exchange therefore.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

BOARD RECOMMENDATION

     The Board recommends approval of the Reverse Stock Split, and each of the resolutions with respect thereto set forth in Exhibit A hereto.

                      APPROVAL OF THE STOCK OPTION PLAN FOR
                          KEY PERSONNEL OF THE COMPANY

     On October 15, 2002, the Board of Directors of the Company unanimously approved and adopted a stock option plan (the "Stock Option Plan"), which is attached hereto as Exhibit C. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan, stock options (the "Stock Options") will be granted only to key personnel of the Company, generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee or consultant of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which shall determine (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each option, the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of ten (10) years or whether the Stock Option shall be exercisable in installments or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of common stock of the Company, not to 2,000,000 as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time a Stock Option is granted under the Stock Option Plan the Board of Directors shall fix and determine the exercise price at which shares of common stock of the Company may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company.

     In the event an optionee who is a director or officer of the Company ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) calendar days after the effective date that his position ceases, and after such 90-day period any unexercised Stock Option shall expire. In the event an optionee who is an employee or consultant of the Company ceases to be employed by the Company, any Stock Option held by such optionee generally may be exercisable within up to sixty (60) calendar days (or up to thirty (30) calendar days where the optionee provided only investor relations services to the Company) after the effective date that his employment ceases, and after such 60- or 30-day period any unexercised Stock Option shall expire.

     No Stock Options granted under the Stock Option Plan will be transferable by the optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of ten (10) years or limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within one (1) year of his death or such longer period as the Board of Directors may determine.

     The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in cash or certified funds upon exercise of the option.

     Incentive Stock Options

     The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan and prior shareholder approval, the Board of Directors may grant to any key personnel of the Company who is an employee eligible to receive options one or more incentive stock options to purchase the number of shares of Common Stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than fair market value of a share of Common Stock on the date of grant of the Incentive Stock Option. In accordance with the terms of the Stock Option Plan, "fair market value" of the Incentive Stock Option as of any date shall not be less than the closing price for the shares of Common Stock on the last trading day preceding the date of grant. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than ten (10) years from the date of grant of the Incentive Stock Option, subject to possible early termination as described above.

     As of the date of this Information Statement no Stock Options nor Incentive Stock Options have been granted. Pursuant to the terms and provisions of the Agreement the Company is expected to cause to be filed with the Securities and Exchange Commission registration statements on "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans". It is intended that a S-8 registration statement will become effective registering Stock Options under the Stock Option Plan in the amount of 2,000,000 shares at $0.50 per share. Upon approval by the shareholders of the Stock Option Plan, the Board of Directors will be authorized, without further shareholder approval, to grant such options from time to time to acquire up to an aggregate of 2,000,000 shares of the Company's restricted Common Stock.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the Stock Option Plan, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to adopt the Stock Option Plan. The Board of Directors recommends approval of the Stock Option Plan, the grant of stock options under the Stock Option Plan Agreement, the grant of incentive stock options under the Incentive Stock Option Plan Agreement and approval of each of the resolutions with respect thereto set forth in Exhibit A hereto.


                            DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified. The Company's bylaws provide that the number of directors of the Company shall be fixed by resolution of the board of directors but in no event be less than one (1) person. The number of directors presently authorized by resolution of the Board of Directors is three (3). The following individuals are proposed for appointment as directors of the Company commensurate with the completion of the proposed Agreement.

     GRANT ATKINS has been the President, Secretary and Treasurer and a Director of the Company since December 14, 2000. For the past six years, Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and 1999, Mr. Atkins was a consultant through the private management consulting companies of TriStar Financial Services, Inc. and Investor Communications International, Inc. Mr. Atkins is also a member of the board of directors of Intergold Corporation, a publicly traded corporation formerly engaged in the exploration of gold and silver, a member of the board of directors and the president of Vega-Atlantic Corporation, a publicly traded corporation engaged in the worldwide exploration of oil and gas, gold and other precious metals, and a member of the board of directors of GeneMax Corp., a publicly traded corporation.

     SACHA H. SPINDLER has been nominated to be a director of the Company. Mr. Spindler currently is the president, chief executive officer and a director of Petrogen. Mr. Spindler, as a co-founder of Petrogen, has developed an entrepreneurial expertise that has spanned over 21 years through his having started and operated several successful business ventures, as well as providing supervisory, management and corporate development expertise as a consultant to numerous companies and non-profit organizations over the past 15 years. Mr. Spindler possesses in-depth knowledge of the equity markets and investment industry, as well as a strong fundamental background in the daily responsibilities of corporate operations. During the past six years, Mr. Spindler has developed an in-depth knowledge and understanding of the Oil and Gas business in the areas of finance, structure, negotiations and prospect leveragability coupled with a fundamentally streamlined approach in the day to day operations of the business. Through his operational acumen and international finance affiliations, Mr. Spindler brings a wealth of knowledge and influence to Petrogen as its President and CEO, ensuring a long-term vision of creating value through focused commitment and responsible company building methodologies.

     BILL KERRIGAN has been nominated to be a director of the Company. Mr. Kerrigan currently is the executive vice president, chief operating officer and a director of Petrogen. Mr. Kerrigan, a Petrogen co-founder, received his degree as an Exploration Geologist from the University in Tennessee. He provides Petrogen with a broad and practical knowledge of the Oil and Gas business in North America and Central & South America, and has developed strong affiliations throughout the entire industry. Through his over 20 years in the industry as a Geologist and Operator, Mr. Kerrigan has specialized in the day to day hands-on operations in the Oil and Gas field. He has been involved in Oil and Gas drilling and production from Wyoming to Florida during the span of his career, resulting in numerous discoveries. Additionally, he has gained an acute ability in the development and expansion of existing production utilizing extremely cost-effective methods resulting in highly optimized operations. Mr. Kerrigan completed the detailed regional study of the Mississippian Age Strata of the Cumberland Plateau of Northeast Tennessee and has provided Geologic consulting services and expertise on an international level to oil and gas companies in Ireland, Norway and throughout the United States; some of his clients include DuPont, Rice Services, and Eastern Natural Gas.

     As of the date of this Information Statement, no director or executive officer of the Company is or has been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five years; (iii) being subject to any order, judgment or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

                   RATIFICATION OF SELECTION OF LABONTE & CO.
                        AS INDEPENDENT PUBLIC ACCOUNTANTS
                                 OF THE COMPANY

     On March 8, 2001, Andersen Andersen & Strong L.C. ("AAS"), the principal independent accountant of the Company resigned as the principal independent accountant. AAS' resignation resulted from a mutual business decision made by the respective management of AAS and the Company that it would be in the best interests of the Company to engage the services of an independent accountant, which has a current relationship with other companies associated with HDRS' management. Therefore, on March 8, 2001, the Board of Directors of the Company authorized and approved the engagement of LaBonte & Co. ("LaBonte"), Chartered Accountants, of #1205 - 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6, as the principal independent accountant for the Company.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of AAS, there were no disagreements with either AAS or LaBonte which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of either AAS or LaBonte, would have caused AAS or LaBonte to make reference to the subject matter of the disagreements in connection with its respective reports. Neither AAS nor LaBonte, as the Company's principal independent accountant, provided an adverse opinion or disclaimer of opinion to the Company's financial statements, nor did AAS or LaBonte modify its respective opinion as to uncertainty, audit scope or accounting principles. The financial statements for fiscal year ended December 31, 2000 and 2001 did contain the principal independent accountant's modification of its opinion due to going concern uncertainties.

     The Company's principal independent accountant from March 2001 to the current date is Labonte & Co., of 610 - 938 Howe Street, Vancouver, British Columbia, Canada V6Z 1N9.

BOARD APPROVAL

     The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to ratify the selection of LaBonte & Co. as independent public accountants of the Company. The Board of Directors recommends ratification of LaBonte & Co. as independent public accountants of the Company for fiscal year ending December 31, 2002 and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                          PROPOSALS BY SECURITY HOLDERS

     The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, located at 435 Martin Street, Suite 2000, Blaine, Washington 98230,
Attention: President, not later than November 15, 2002.

                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
                               SHARING AN ADDRESS

     One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of an annual report of Information Statement. In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (360) 332-7734 or by mail to 435 Martin Street, Suite 2000, Blaine, Washington 98230.


                                            By Order of the Board of Directors


                                            Grant Atkins, President

                       EXHIBIT A TO INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

     Pursuant to Section 78.320 of the Nevada Revised Statutes, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power. The undersigned, being ten (10) or less of the shareholders holding at least a majority of the voting power of Hadro Resources, Inc., a Nevada corporation (the "Corporation"), do hereby take, consent, affirm and approve the following actions.

     WHEREAS the Board of Directors of the Corporation at a special meeting held on October 15, 2002 (the "Special Meeting") authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Corporation; and its shareholders;

     WHEREAS the Board of Directors of the Corporation at the Special Meeting further authorized and directed the submission to a limited number of shareholders of the Corporation holding at least a majority of the voting power the certain corporate actions to be approved and authorized by such shareholders of the Corporation;

     WHEREAS Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power;

     WHEREAS the shareholders who have signed this Written Consent of shareholders dated to be effective as of November 29, 2002 are shareholders of record as of September 18, 2002, and hold shares in excess of a majority of the Corporation's issued and outstanding shares of Common Stock.

     WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Corporation and in the best interests of its shareholders; therefore, be it

                                        I

           Approval of Agreement, Related Conversion of Loan to Equity
                 by the Company in Petrogen and Resulting Change
                           in Control of the Company.

     RESOLVED, that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve and ratify the entering into and completion by the Company of the terms and conditions of that certain "Agreement In Principle" dated October 11, 2002, and any and all amendments thereto (collectively, the "Agreement") among the Company, Petrogen, Inc. ("Petrogen"), and the shareholders of Petrogen, and pursuant to which the Company has agreed to purchase all of the issued and outstanding shares of Petrogen from the shareholders in exchange for the issuance by the Company of an aggregate of 7,000,000 shares of restricted Common Stock to such shareholders of Petrogen on the basis as set forth and more particularly described in the Agreement, a copy of which Agreement is available for inspection by the shareholders of the Company at their request;

     FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders do hereby approve and ratify, in accordance with the terms and conditions of the Agreement, the related secured and convertible loan agreement, and any and all amendments thereto (collectively, the "Loan Agreement") to be dated for reference October _11, 2002 and to be entered into between the Company and Petrogen, and pursuant to which the Company has therein agreed to advance, by way of a secured loan(s) (collectively, the "Loan"), to Petrogen the aggregate principal sum of up to $250,000 (collectively, the "Principal Sum"), that should the acquisition of Petrogen be terminated for any reason whatsoever, and should there be at such time any portion of the Principal Sum, interest or any other sum outstanding under the Loan as contemplated therein (collectively, the "Outstanding Indebtedness"), then the Company will have the exclusive right and option, in its sole and absolute discretion and for a period of 30 calendar days after Petrogen determines to repay the entire Outstanding Indebtedness within an initial 90 calendar days following such termination, to elect to either (a) demand repayment of such Outstanding Indebtedness on a 30-calendar days' basis and, thereupon and if required, realize upon any of the security granted to the Company under such Loan, or (b) have such Outstanding Indebtedness converted to such pro rata and non-dilutive participating and voting interest in and to Petrogen which is then equivalent to that percentage which is equivalent to five percent (5%) multiplied by the fraction which has, as its numerator, the Outstanding Indebtedness, and which has, as its denominator, $250,000, of the resulting issued and outstanding participating and voting common shares of Petrogen (each being an "Equity Interest Conversion"); and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any provision of the Loan Agreement and/or to acquire any portion of any proposed Equity Interest Conversion in and to GeneMax and in respect of any Outstanding Indebtedness at any time without the further approval of the shareholders of the Company;

     FURTHER RESOLVED that the shareholders of the Company who have signed this Written Consent of shareholders approve any possible and resulting effective change in control of the Company resulting from the completion of each of the transactions contemplated by the Agreement and the acquisition of Petrogen; and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed acquisition of Petrogen including, but not limited to, the Agreement, at any time without the further approval of the shareholders of the Company.

                                       II

                   Approval of an Amendment to the Articles of
               Incorporation of the Company to Effectuate a Change
                   in Name of the Company to "Petrogen Corp."

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to effectuate a change in the name of the Company from Hadro Resources, Inc. to "Petrogen Corp." or to such other name as may approved by the Board of Directors of the Company, in its sole and absolute discretion, and as is acceptable with the appropriate regulatory authorities (the "Name Change"); and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Name Change at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that an amendment to the Articles of Incorporation of the Company to effectuate the proposed Name Change be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Nevada Secretary of State as soon as practicable after consummation of the Agreement.


                                       III

            Approval of the Sale of Substantially all of the Assets,
                Which Includes Approval of the Sale and Purchase

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders approve the sale of substantially all of the assets of the Company and approved the execution of any sale and purchase agreement (collectively, the proposed "Sale and Purchase") providing for the sale by the Company of up to all of the issued and outstanding shares of common stock of Oakhills Energy, Inc., the Company's wholly-owned subsidiary ("Oakhills"), held by the Company; and

     FURTHER RESOLVED that the Board of Directors of the Company are authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Sale and Purchase at any time without the further approval of the shareholders of the Company.


                                       IV

             Authorization of the One-For-Twenty Reverse Stock Split of the Company's issued and outstanding shares of Common Stock

     RESOLVED that the Board of Directors be, and it hereby is, authorized to effect a Reverse Stock Split in accordance with the following resolutions if the Board determines in the exercise of their discretion that a Reverse Stock Split is in the best interests of the Company and the shareholders and that a Reverse Stock Split is likely to result in an increase in the marketability and liquidity of the Common Stock.

     FURTHER RESOLVED, that, prior to December 31, 2002, the following provisions of the Reverse Stock Split be and hereby are authorized:

"In accordance with the effective date of the Reverse Stock Split (the "Effective Date"), each share of the Company's common stock, $0.001 par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split, into any fraction thereof, into 1/20 of a share of the Company's outstanding common stock, $0.001 par value (the "New Common Stock"), depending upon a determination by the Board that a Reverse Stock Split is in the best interests of the Company and the Shareholders, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof.

From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Company. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's transfer agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the transfer agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law."

     FURTHER RESOLVED, that notwithstanding authorization of the Reverse Stock Split by the shareholders of the Company, the Board of Directors may abandon such proposed Reverse Stock Split without further action by the Shareholders.


                                        V

                      Approval of the Stock Option Plan for
                          Key Personnel of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve and ratify the adoption of a stock option plan (the "Stock Option Plan") for the Company (a) to fix the maximum number of common shares for which options may be granted under the Stock Option Plan not to 2,000,000 as at the date of adoption of this Stock Option Plan by the Board of Directors, (b) to specify that the exercise price for any option granted under the Stock Option Plan may not be less than the fair market value of the applicable common shares on the date of grant and (c) to specify that the options issued pursuant to the Stock Option Plan are non-transferable; all on the basis as set forth in the Stock Option Plan and related Stock Option Plan Agreement and Incentive Stock Option Plan Agreement, copies of which are attached to this Information Statement and are available for inspection by the shareholders of the Company; and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Plan at any time without the further approval of the shareholders of the Company;

     FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders do hereby approve the Company's grant of stock options and/or incentive stock options (which options may have special rights attached to them) to such key personnel of the Company during the ensuing year and at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities and, in addition, approve the exercise of any such or outstanding stock options and/or incentive stock options by such key personnel of the Company together with any amendment or amendments to any such stock option plan agreement and incentive stock option plan agreement at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities (collectively, the "Stock Option Approvals"); and, furthermore, that the Board of Directors of the Company are authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Approvals at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that, subject to subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve the preparation of and filing with the Securities and Exchange Commission a "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans".

                                       VI

                  Ratification of LaBonte & Co. as Independent
                        Public Accountants of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders, do hereby approve and ratify the selection of LaBonte & Co. as the independent public accountants for the Company for fiscal year ending December 31, 2002.

     EXECUTED to be effective as of the 29th day of November, 2002.


                                           SHAREHOLDERS:

Date: November __, 2002
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

Date: November __, 2002
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

Date: November __, 2002
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

Date: November __, 2002
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

Date: November __, 2002
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

Date: November __, 2002
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

Date: November __, 2002
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

Date: November __, 2002
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

Date: November __, 2002
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

Date: November __, 2002
                                           -------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           -------------------------------
                                           Number of Shares Held of Record

                                    EXHIBIT B
                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              HADRO RESOURCES, INC.

     "I, the undersigned Grant Atkins, President of Hadro Resources, Inc., does hereby certify that the Board of Directors of said corporation at a meeting duly convened held on the 15th day of October, 2002, adopted a resolution to amend the original articles as follows:

                                  A. ARTICLE I

     The name of the Corporation (hereinafter called the corporation) is Hadro Resources, Inc.

     Article I is hereby amended to read as follows:

     The name of the corporation (hereinafter called the corporation) is Petrogen Corp.

The number of shares of the Corporation issued and outstanding and entitled to vote on an amendment to the Articles of Incorporation is Twenty Two Million Four Hundred Thirty One Thousand Six Hundred Ninety Three (22,431,693) common $0.001 par value stock, that the said change and amendment have been consented to and approved by a vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     IN WITNESS WHEREOF, Hadro Resources, Inc. has caused these presents to be signed in its name and on its behalf by Grant Atkins, its President, and its corporate seal to be hereunder affixed, on this __ day of November, 2002, and its President acknowledges that this Certificate of Amendment is the act and deed of Hadro Resources, Inc., and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

                                         HADRO RESOURCES, INC.

                                         By:____________________________
                                            Grant Atkins, President"

                                    EXHIBIT C

                                STOCK OPTION PLAN

                                      For:

                              HADRO RESOURCES, INC.




                              Hadro Resources, Inc.
                          435 Martin Street, Suite 2000
                        Blaine, Washington, U.S.A., 98230

                              HADRO RESOURCES, INC.

                                STOCK OPTION PLAN


     This stock option plan (the "Plan") is adopted in consideration of services rendered and to be rendered by key personnel to Hadro Resources, Inc., its subsidiaries and affiliates.

1.   Definitions.

     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:


     Board:                     The Board of Directors of Hadro Resources, Inc.

     Common Stock:              The U.S. $0.001 par value common stock of Hadro
                                Resources, Inc.

     Company: Hadro Resources, Inc., a corporation incorporated under the laws of the State of Nevada, U.S.A., and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

     Date of Grant:             The date on which an Option (see hereinbelow) is
                                granted under the Plan.

     Fair Market Value:         The Fair Market Value of the Option Shares. Such
                                Fair Market Value as of any date shall be reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the
                                Option Shares as of any date shall not be less than the closing price for the Common Stock on the last trading day preceding the date of grant; provided, further, that if the Company's shares are not listed on any exchange the Fair
                                Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board. Fair
                                Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     Incentive Stock
     Option: An Option as described in Section 9 hereinbelow intended to qualify under section 422 of the United States Internal Revenue Code of 1986, as amended.

     Key Person:                A person designated by the Board upon whose
                                judgment, initiative and efforts the Company or a Related Company may rely, who shall include any Director, Officer, employee or consultant of the Company. A Key Person may include a corporation that is wholly-owned and controlled by a Key Person who is eligible for an Option grant, but in no other case may the Company grant an option to a legal entity other than an individual.

     Option: The rights granted to a Key Person to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see hereinbelow).

     Option Agreement:          The written agreement (and any amendment or
                                supplement thereto) between the Company and a Key Person designating the terms and conditions of an Option.

     Option Shares:             The shares of Common Stock underlying an Option
                                granted to a Key Person.

     Optionee:                  A Key Person who has been granted an Option.

     Related Company:           Any subsidiary or affiliate of the Company or of
                                any subsidiary of the Company. The determination of whether a corporation is a Related Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.


2.   Purpose and scope.

     (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

     (b) This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters.

3.   Administration of the Plan.

     The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.

     In accordance with and subject to the provisions of the Plan, the Board is hereby authorized to provide for the granting, vesting, exercise and method of exercise of any Options all on such terms (which may vary between Options and Optionees granted from time to time) as the Board shall determine. In addition, and without limiting the generality of the foregoing, the Board shall select the Optionees and shall determine: (i) the number of shares of Common Stock to be subject to each Option, however, in no event may the maximum number of shares reserved for any one individual exceed 15% of the issued and outstanding share capital of the Company; (ii) the time at which each Option is to be granted;
(iii) the purchase price for the Option Shares; (iv) the Option period; and (v) the manner in which the Option becomes exercisable or terminated. In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable. The Board may determine the form of Option Agreement to evidence each Option.

     The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

     The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to the prior approval of any exchange or over-the-counter market which is applicable to the Company, and in the best interests of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan. If the shares are not listed on any exchange, then such approval is not necessary.

     Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.

4.   The Common Stock.

     The Board is authorized to appropriate, grant Options, issue and sell for the purposes of the Plan, a total number of shares of the Company's Common Stock not to exceed 2,000,000, or the number and kind of shares of Common Stock or other securities which in accordance with Section 10 shall be substituted for the shares or into which such shares shall be adjusted. In this regard, and subject to the prior disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be increased on an annual basis and to the maximum extent of 20% of the Company's issued and outstanding Common Stock as at the date of notice of any such meeting of the shareholders of the Company whereat such disinterested shareholders' approval is sought and obtained by the Company. All or any unissued shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.

5.   Eligibility.

     Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

6.   Option Price and number of Option Shares.

     The Board shall, at the time an Option is granted under this Plan, fix and determine the exercise price at which Option Shares may be acquired upon the exercise of such Option; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

     The number of Option Shares that may be acquired under an Option granted to an Optionee under this Plan shall be determined by the Board as at the time the Option is granted; provided, however, that the aggregate number of Option Shares reserved for issuance to any one Optionee under this Plan, or any other plan of the Company, shall not exceed 15% of the total number of issued and outstanding Common Stock of the Company.

7.   Duration, vesting and exercise of Options.

     (a) The option period shall commence on the Date of Grant and shall be up to 10 years in length subject to the limitations in this Section 7 and the Option Agreement.

     (b) During the lifetime of the Optionee the Option shall be exercisable only by the Optionee. Subject to the limitations in paragraph (a) hereinabove, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may determine.

     (c) The Board may determine whether an Option shall be exercisable at any time during the option period as provided in paragraph (a) of this
          Section 7 or whether the Option shall be exercisable in installments or by vesting only. If the Board determines the latter it shall determine the number of installments or vesting provisions and the percentage of the Option exercisable at each installment or vesting date. In addition, all such installments or vesting shall be cumulative. In this regard the Company will be subject, at all times, to any rules and policies of any exchange or over-the-counter market which is applicable to the Company and respecting any such required installment or vesting provisions for certain or all Optionees.

     (d) In the case of an Optionee who is a director or officer of the Company or a Related Company, if, for any reason (other than death or removal by the Company or a Related Company), the Optionee ceases to serve in that position for either the Company or a Related Company, any option held by the Optionee at the time such position ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 calendar days after the effective date that his position ceases or terminates (subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's position ceased or terminated. After such 90-day period any unexercised portion of an Option shall expire.

     (e) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related Company), the Optionee ceases to be employed by either the Company or a Related Company, any option held by the Optionee at the time his employment ceases or terminates may, at the sole discretion of the Board, be exercised within up to 60 calendar days (or up to 30 calendar days where the Optionee provided only investor relations services to the Company or a Related Company) after the effective date that his employment ceased or terminated (that being up to 60 calendar days (or up to 30 calendar days) from the date that, having previously provided to or received from the Company a notice of such cessation or termination, as the case may be, the cessation or termination becomes effective; and subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased or terminated. After such 60-day (or 30-day) period any unexercised portion of an Option shall expire.

     (f) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire. For this purpose "cause" shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.

     (g) Neither the selection of any Key Person as an Optionee nor the granting of an Option to any Optionee under this Plan shall confer upon the Optionee any right to continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be, or be construed as a guarantee that the Optionee will continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be.

     (h) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8.

8.   Payment for Option Shares.

     In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

9.   Incentive stock Options.

     (a) The Board may, from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.

     (b) The Option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock on the Date of Grant of the Incentive Stock Option.

     (c) The Option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option Agreement, provided that the Option term shall commence no sooner than from the Date of Grant and shall terminate no later than 10 years from the Date of Grant and shall be subject to possible early termination as set forth in Section 7 hereinabove.

10.  Changes in Common Stock, adjustments, etc.

     In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

     In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

11.  Relationship of employment.

     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.

12.  Non-transferability of Option.

     No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.

13.  Rights as a stockholder.

     No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

14.  Securities laws requirements.

     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

15.  Disposition of Option Shares.

     Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (i) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (ii) that no Option Shares will be sold or otherwise distributed in violation of the United States Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (iii) that if he is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended, he will (a) furnish the Company with a copy of each Form 4 filed by him and (b) timely file all reports required under the federal securities laws; and (iv) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

16.  Effective date of Plan; termination date of Plan.

     The Plan shall be deemed effective as of September 30, 2002. The Plan shall terminate at midnight on September 30, 2012 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

17.  Other provisions.

     The following provisions are also in effect under the Plan:

     (a) the use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;

     (b)  any expenses of administering the Plan shall be borne by the Company;

     (c) this Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable; and

     (d) the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Nevada, U.S.A.

     This Plan is dated and made effective as approved by the shareholders of the Company on this 29th day of November, 2002.


                      BY ORDER OF THE BOARD OF DIRECTORS OF
                              HADRO RESOURCES, INC.
                                      Per:

                                 "Grant Atkins"

                                  Grant Atkins
                            President and a Director
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